UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 2, 2010
RTI International Metals, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Ohio
(State or Other Jurisdiction of Incorporation)

001-14437 (Commission File Number)	52-2115953 (IRS Employer Identification No.)

Westpointe Corporate Center One, 5th Floor
1550 Coraopolis Heights Road
Pittsburgh, Pennsylvania	15108-2973
(Address of Principal Executive Offices)	(Zip Code)
(412) 893-0026
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the ? Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the ? Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On November 2, 2010, the Company issued a press release reporting its financial results for the quarter ended September 30, 2010. A copy of the press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.
(d) Exhibits. The following exhibit is being furnished pursuant to Item 601 of Regulation S-K and General Instruction B2 to this Form 8-K:

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is being furnished pursuant to Item 601 of Regulation S-K and General Instruction B2 to this Form 8-K:

Exhibit No.	Description
99.1	Press release dated November 2, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RTI INTERNATIONAL METALS, INC.
Date: November 2, 2010	By:	/s/ William T. Hull
William T. Hull,
Senior Vice President and Chief Financial Officer (principal accounting officer)